[LINE DRAWING OF L. ROY PAPP]

                        PAPP AMERICA-ABROAD FUND, INC.
                                A No-Load Fund



                                 ANNUAL REPORT
                               DECEMBER 31, 1996



                                      Managed by:
                                      L. Roy Papp & Associates
                                      4400 North 32/nd/ Street
                                      Suite 280
                                      Phoenix, AZ  85018
                                      (602)956-1115 Local
                                      (800)421-4004

                        PAPP AMERICA-ABROAD FUND, INC.

Dear Fellow Shareholder,

Our Fund did well in 1996, being up 27.7% for the year which was significantly better than the major market indexes. This followed a good 1995 when we were up 37.1%. Since inception, a little more than five years ago, we were up 122.5% at year-end. As the chart on the opposite page indicates, our long-term performance comfortably exceeds that of the Morgan Stanley World Index. As of this writing, we are up 7.9% in 1997. While we believe it will be difficult to match the performance of 1995 and 1996, we are pleased that Morningstar Investor ranks our Fund as the top performing "Large Growth" fund in the nation for the three years ended December 31, 1996.

I am frequently asked whether the stock market is overpriced. My reply is I do not think so. The market appears high if your reference point is book value or many other historical yardsticks. If we were investing in companies requiring large amounts of capital such as steel, automobiles, chemicals, and utilities, I would be very worried about their cyclical nature and the possibility of rising interest rates.

But, we live in a rapidly changing economic society and the rate of change keeps on accelerating. Companies whose future is linked to technological innovations like Intel, Microsoft, and Motorola reinvest their earnings primarily in research and development rather than still more plants and equipment. These companies reported quarterly earnings well in excess of analysts' expectations and deserve to sell at a premium to the market as a whole.

Looking at stocks versus U.S. Treasuries, if one purchased a five year U.S. Treasury today he would pay the equivalent of 16 times earnings while he would pay about 19 times earnings for the typical stock. After five years, inflation and taxes would negate practically all of his return on the Treasury while the rising earnings of a good growth stock would more than justify the initial differential in the price/earnings ratio. This is borne out by the fact that, looking at historical results over the last 50 years, the after-inflation return on stocks has been 3 1/2 to 5 times as large as the return on U.S. Treasuries. In recent years the media has drawn these facts to the public's attention, and this has resulted in enormous purchases of common stocks and mutual funds.

We organized Papp America-Abroad Fund because our clients wanted to benefit from the increased globalization of the world's economies without incurring the many risks and expenses associated with the direct purchase of foreign stocks. We believed this goal could be accomplished with mainly United States companies, a large part of whose earnings come from foreign countries, because these companies have the technological leadership, marketing expertise, and quality products wanted by the rest of the world. This belief has proven correct because the international trade of U.S. multinational companies has grown much faster than their domestic activities.

Our Fund is designed for those patient, long-term investors who share these goals.

                                       Best regards,

                                       /s/ L. Roy Papp
                                       --------------------------------
                                       L. Roy Papp, Chairman
                                       February 7, 1997

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of the Papp America-Abroad Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Abroad Fund, Inc. (the Fund) as of December 31, 1996 and 1995, including the schedule of portfolio investments as of December 31, 1996, and the related statements of operations and statements of changes in net assets for the two years then ended, and the financial highlights for the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Papp America-Abroad Fund, Inc. for the year ended December 31, 1992, and the period from December 6, 1991 (date of commencement of operations) through December 31, 1991, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 1996 and 1995, and the results of its operations and changes in its net assets for the two years then ended and its financial highlights for the four years then ended, in conformity with generally accepted accounting principles.




/s/ Arthur Andersen LLP
Phoenix, Arizona,
January 14, 1997.

                        PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996

                                                                       Number      Market
                           Common Stocks                              of Shares     Value
--------------------------------------------------------------------  ---------  -----------
Industrial Services (13.7%)
 Air Express International
  (Air freight forwarding)                                               32,000   $1,032,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                       30,800    1,463,000
  Manpower, Inc.
  (Provider of non-government employment services)                       48,500    1,576,250
                                                                                  ----------
                                                                                   4,071,250
                                                                                  ----------

Computers and Software (11.5%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                  14,400      723,600
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                          13,000    1,702,188
 Microsoft Corporation*
  (Personal computer software)                                           12,000      991,500
                                                                                  ----------
                                                                                   3,417,288
                                                                                  ----------
HealthCare (10.5%)
 Abbott Laboratories
  (Healthcare products)                                                  10,900      553,175
 Johnson & Johnson
  (Healthcare products)                                                  23,500    1,169,125
 Merck & Company
  (Ethical drugs and specialty chemicals)                                17,600    1,394,800
                                                                                  ----------
                                                                                   3,117,100
                                                                                  ----------
Electrical Equipment (8.6%)
 General Electric Co.
  (Diversified industrial company)                                       15,000    1,483,125
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       10,900    1,054,575
                                                                                  ----------
                                                                                   2,537,700
                                                                                  ----------
Distributors (8.3%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)           20,500    1,096,750
 Sigma-Aldrich Corp.
  (Develops, manufactures, and distributes specialty chemicals)          22,000    1,373,625
                                                                                  ----------
                                                                                   2,470,375
                                                                                  ----------
Consumer Products (8.0%)
 Gillette Company
  (Shaving and personal care)                                            16,000    1,244,000
 Procter & Gamble Company
  (Household, personal care, and food products)                          10,400    1,118,000
                                                                                  ----------
                                                                                   2,362,000
                                                                                  ----------

*Non-income producing security.
    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996


                                                                  Number          Market
                  Common Stocks (continued)                      of Shares         Value
--------------------------------------------------------------   ---------      -----------
Food and Beverage (6.8%)
  CPC International
    (International food processor)                                13,500        $ 1,046,250
  Coca Cola Company
    (Dominant international soft drink company)                   18,600            978,825
                                                                                -----------
                                                                                  2,025,075
                                                                                -----------
Financial Services (6.2%)
  State Street Boston Corporation
    (Provider of U.S. and global securities custodial services)   28,300          1,825,350
                                                                                -----------
Telecommunications ( 4.2%)
  Motorola, Inc.
    (Manufacturer of electronic equipment)                        20,400          1,252,050
                                                                                -----------
Restaurants ( 2.8%)
  McDonald's Corporation
    (Fast food restaurants and franchising)                       18,400            832,600
                                                                                -----------
Miscellaneous ( 17.9%)
  Exxon Corp.
    (Worldwide integrated oil company)                             3,500            343,000
  Intermagnetics General*
    (Manufacturer of superconductive magnetic systems
    and environmentally acceptable refrigerants)                  15,364            184,367
  Mattel, Inc.
    (Toy manufacturer)                                            47,000          1,304,250
  Millipore Corporation
    (Leading supplier of purification products)                   36,000          1,489,500
  Pall Corporation
    (Manufacturer of fluid filters and equipment for
    fluid processing)                                             12,700            323,850
  Reuters Holdings P.L.C.
    (International news agency)                                    5,000            382,500
  VeriFone, Inc.*
    (Supplier of transaction automation systems)                  42,000          1,239,000
                                                                                -----------
                                                                                  5,266,467
                                                                                -----------

Total Common Stocks - 98.5%                                                      29,177,255

Cash and Other Assets, Less Liabilities -  1.5%                                     446,242
                                                                                -----------

Net Assets                                                                      $29,623,497
                                                                                ===========
Net Asset Value Per Share
  (Based on 1,473,039 shares outstanding at December 31, 1996)                  $     20.11
                                                                                ===========

*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1996 AND 1995

                                     ASSETS

                                                         1996          1995
                                                      -----------  ------------
Investment in securities at market value (original
 cost $19,817,375 and $10,558,570 at December 31,
 1996 and 1995, respectively) (Note 1)                $29,177,255   $15,884,263
Cash                                                      403,963        83,326
Dividends and interest receivable                          42,332        20,678
                                                      -----------   -----------

         Total assets                                 $29,623,550   $15,988,267
                                                      ===========   ===========

                                   LIABILITIES
Redemptions Payable                                   $        53   $        --
                                                      ===========   ===========

                                   NET ASSETS

Paid-in capital applicable to 1,473,039 outstanding
 shares at December 31, 1996 and 970,561 outstanding
 shares at December 31, 1995                          $20,263,617   $10,662,574
Net unrealized gain on investments                      9,359,880     5,325,693
                                                      -----------   -----------

         Net assets                                   $29,623,497   $15,988,267
                                                      ===========   ===========

Net Asset Value Per Share (net assets/shares
 outstanding)                                         $     20.11   $     16.47
                                                      ===========   ===========




    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                        1996          1995
                                                    ------------  ------------
INVESTMENT INCOME:
  Dividends                                         $  265,241    $  201,325
  Interest                                              10,180         7,941
  Foreign taxes withheld                                  (878)       (1,754)
                                                    ----------    ----------

        Total investment income                        274,543       207,512
                                                    ----------    ----------

EXPENSES:
  Management fee (Note 3)                              211,223       137,892
  Filing fees                                           26,353         4,584
  Accounting                                            10,850         9,700
  Custodial                                              8,140         4,963
  Legal                                                  6,173         1,118
  Directors' attendance fees                             4,600         3,500
  Transfer agent fees                                    3,872         2,425
  Other fees                                             3,420         3,675
                                                    ----------    ----------

        Total expenses                                 274,631       167,857
                                                    ----------    ----------

Less fees waived by adviser (Note 3)                   (10,602)          --
                                                    ----------    ----------

        Net expenses                                   264,029       167,857
                                                    ----------    ----------

    Net investment income                               10,514        39,655
                                                    ----------    ----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sales of securities                  2,584,954     3,627,982
  Cost of securities sold                            1,550,633     3,353,223
                                                    ----------    ----------
  Net realized gain on investments sold              1,034,321       274,759

  Net change in unrealized gain on investments       4,034,187     3,960,701
                                                    ----------    ----------

  Net realized and unrealized gain on investments    5,068,508     4,235,460
                                                    ----------    ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $5,079,022    $4,275,115
                                                    ==========    ==========

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                         1996          1995
                                                     ------------   -----------
FROM OPERATIONS:
  Net investment income                               $    10,514   $    39,655
  Net realized gain on investments sold                 1,034,321       274,759
  Net change in unrealized gain on investments          4,034,187     3,960,701
                                                      -----------   -----------

     Increase in net assets resulting from
      operations                                        5,079,022     4,275,115
                                                      -----------   -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                   (10,514)      (39,655)
  Net realized gain on investments sold                (1,034,321)     (245,291)
                                                      -----------   -----------

     Decrease in net assets resulting from
      distributions to shareholders                    (1,044,835)     (284,946)
                                                      -----------   -----------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                          9,114,588     1,509,716
  Net asset value of shares issued to shareholders
    in reinvestment of net investment income and
    net realized gain on investments sold                 996,599       277,836
  Payments for redemption of shares                      (510,144)   (1,362,651)
                                                      -----------   -----------

     Increase in net assets resulting
      from shareholder transactions                     9,601,043       424,901
                                                      -----------   -----------

Total increase in net assets                           13,635,230     4,415,070

Net assets at beginning of the period                  15,988,267    11,573,197
                                                      -----------   -----------

Net assets at end of period                           $29,623,497   $15,988,267
                                                      ===========   ===========





    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1)  SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 18, 1996, a dividend of approximately $.0073 a share, aggregating $10,514 was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.2713 a share aggregating $388,302. Also a distribution was declared from net realized short-term capital gains of approximately $.0723 a share aggregating $102,964. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 20, 1996, a distribution of approximately $.50 a share, aggregating $543,055, was declared from net realized capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

On December 21, 1995, a dividend of approximately $.010567 a share, aggregating $10,435, was declared from net investment income earned during 1995. A distribution was also declared from net realized long-term capital gains of approximately $.256864 a share, aggregating $245,291. The dividend and distribution were paid on December 29, 1995, to shareholders of record on December 20, 1995.

On June 21, 1995, a dividend of approximately $.031 a share, aggregating $29,220, was declared from net investment income earned during 1995. The dividend was paid on June 30, 1995, to shareholders of record on June 20, 1995.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $10,602 was required in 1996. The Fund incurred fees of $3,872 and $2,425 in 1996 and 1995, respectively, from the manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $600 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:


                              1996        1995
                          -----------  ----------

     Purchases at cost    $10,809,437  $3,875,066
     Sales                  2,583,120   3,627,982

(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1996, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                            Proceeds     Shares
                                          -----------   -------
Year ended December 31, 1996
Shares issued                             $ 9,114,588   478,153
Dividends and distributions reinvested        996,599    52,290
Shares redeemed                              (510,144)  (27,965)
                                          -----------   -------
     Net increase                         $ 9,601,043   502,478
                                          ===========   =======

Year ended December 31, 1995
Shares issued                             $ 1,509,716   105,481
Dividends and distributions reinvested        277,836    17,193
Shares redeemed                            (1,362,651)  (97,341)
                                          -----------   -------
     Net increase                         $   424,901    25,333
                                          ===========   =======

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                            1996          1995
                                         -----------   -----------
     Market value                        $29,177,255   $15,884,263
     Original cost                        19,817,375    10,558,570
                                         -----------   -----------
          Net unrealized appreciation    $ 9,359,880   $ 5,325,693
                                         ===========   ===========

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $9,467,081 and gross unrealized losses on investments in which cost exceeded market value totaled $107,201.

As of December 31, 1995, gross unrealized gains on investments in which market value exceeded cost totaled $5,328,808 and gross unrealized losses on investments in which cost exceeded market value totaled $3,115.

(7)  SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                                          Year Ended December 31,                           Period Ended
                                  ------------------------------------------------------------------------  December 31,
                                      1996           1995           1994           1993           1992        1991 (A)
                                  -------------  -------------  -------------  -------------  ------------  -------------

Net asset value, beginning
  of period                        $     16.47    $     12.24    $     11.45    $     11.67    $    10.98     $    10.00
Income from operations:
  Net investment income                    .01            .04            .10            .10           .11            .02
  Net realized and unrealized
    gain (loss) on investments            4.48           4.52            .79           (.11)          .71            .98
                                   -----------    -----------    -----------    -----------    ----------     ----------

        Total from operations             4.49           4.56            .89           (.01)          .82           1.00

Less distributions:
  Dividend from net investment
    income                                (.01)          (.04)          (.10)          (.09)         (.11)          (.02)
  Distribution of net realized
    gain                                  (.84)          (.29)           --            (.12)         (.02)           --
                                   -----------    -----------    -----------    -----------    ----------     ----------

        Total distributions               (.85)          (.33)          (.10)          (.21)         (.13)          (.02)

Net asset value, end of period     $     20.11    $     16.47    $     12.24    $     11.45    $    11.67     $    10.98
                                   ===========    ===========    ===========    ===========    ==========     ==========

        Total return                     27.65%         37.05%          7.77%         (.08)%         7.44%          9.94%
                                   ===========    ===========    ===========    ===========    ==========     ==========

Ratios/Supplemental Data:
  Net assets, end of period        $29,623,497    $15,988,267    $11,573,197    $10,934,293    $5,013,407     $1,369,899
  Expenses to average
    net assets (B)                        1.25%          1.22%          1.25%          1.25%         1.25%          1.25%*
  Net investment income to
    average net assets (C)                1.30%          1.50%          2.07%          2.28%         2.28%          4.51%*
  Portfolio turnover rate                12.29%         26.65%         16.00%          8.00%        16.00%          0.00%
  Average commission rate              $0.0487


 *  Annualized

(A) From the date of commencement of operations (December 6, 1991).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended December 31, 1996, 1994, 1993, 1992 and the period ended December 31, 1991.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                         PAPP AMERICA-ABROAD FUND, INC.

                                   Directors
            James K. Ballinger                  L. Roy Papp
            Amy S. Clague                       Rosellen C. Papp
            Robert L. Mueller                   Bruce C. Williams
            Harry A. Papp

                                    Officers
            Chairman - L. Roy Papp              President - Harry A. Papp

                                Vice Presidents
            Victoria S. Cavallero               Robert L. Mueller
            George D. Clark, Jr.                Rosellen C. Papp
            Jeffrey N. Edwards                  Bruce C. Williams
            Robert L. Hawley

                         Secretary - Robert L. Mueller
                   Assistant Secretary - Barbara D. Perleberg
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115

                                   Custodian
                            Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona  85258

                    Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

  This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.